RECISSION AGREEMENT

      THIS AGREEMENT IS AMONG THE PARTIES ENUMERATED IN THE SIGNATURE BLOC AT THE END OF THIS DOCUMENT AND IS DATED AS OF THE 27TH DAY OF DECEMBER 2005.

      REFERENCE IS MADE to an Agreement for Merger (the "Merger Agreement") dated as of June 30, 2005 among Dialog Group, Inc., a Delaware corporation ("DGI"), AdValiant Acquisition Corp. ("Acquisition"), a Delaware corporation, AdValiant Inc., a corporation organized under the Ontario Business Corporations Act ("AdValiant"), AdValiant USA, Inc. a Delaware corporation ("AdValiant USA"), and Empire Media, Inc., a Delaware corporation, Matthew Wise, and Jivan Manhas (the last three are collectively referred to as the "Shareholders").

      FURTHER REFERENCE IS MADE to several agreements among the same parties executed pursuant to Sections 2.01(d) and 8.01 of the Merger Agreement, specifically the Voting and Exchange Trust Agreement (the "Voting Trust Agreement"), the Support Agreement, and the Escrow Agreement.

                                    RECITALS

      1. The parties desire to reverse the effects of the Merger and return to the status quo anti.

      2. DGI has agreed with the Shareholders to sell control of AdValiant to its original owners in exchange for the cancellation of the right to exchange AdValiant Exchangeable Shares for Dialog Group Common Stock, cancellation of the Exchangeable Shares, return of the DGI Preferred Voting Shares, and repayment of both $185,000 of funds advanced by Commodore Factors and $57,000 of expenses incurred by DGI in the transaction.

      3. All terms used in the above referenced agreements shall have the same meaning herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that the Recitals and References set forth above are true and correct and incorporated herein as if fully set forth and further agree as follows:

                                    AGREEMENT

                         ARTICLE I - THE ADVALIANT STOCK

Section 1.01 Transfer of AdValiant Class A

      Subject to the delivery and settlement of the Notes and the cancellation of the Exchangeable Shares, AdValiant USA hereby transfers all of the AdValiant Class A shares owned by it to the Shareholders.

Section 1.02 Cancellation of the AdValiant Exchangeable Shares

      The AdValiant Exchangeable shares shall be cancelled and the AdValiant corporate documents amended to reflect their return and cancellation. The Shareholders acknowledge that, upon cancellation of the Voting Trust Agreement, they no longer retain the right to exchange their AdValiant Exchangeable shares for DGI Common Stock. AdValiant agrees to cancel the Exchangeable Shares as promptly as possible.

Section 1.03 Transfer of the DGI Preferred Voting Shares

      The Shareholders hereby transfer all of the DGI Preferred Voting Shares to DGI for cancellation. The Shareholders acknowledge that they no longer retain the right to vote their DGI Preferred Voting Shares. DGI agrees to cancel the DGI Preferred Voting Shares as promptly as possible.

Section 1.04 Directions to the Trustee and the Escrow Agent

      DGI, the Shareholders, and AdValiant hereby jointly direct the Trustee and the Escrow Agent to return the DGI Preferred Voting Shares to DGI and to return the Exchangeable Shares to AdValiant after receiving certification of the cancellation of the Exchangeable Shares from the Ontario authorities. The Trustee and the Escrow Agent agree to so do.

                           ARTICLE II - THE AGREEMENTS

Section 2.01 Cancellation

      Notwithstanding any provisions therein, the Voting Trust Agreement, the Support Agreement, and the Escrow Agreement are hereby cancelled and shall hereafter be void and of no further effect. The Shareholders specifically relinquish their rights to exchange their AdValiant Exchangeable shares for shares of DGI Common Stock.

                           ARTICLE III - CONSIDERATION

Section 3.01 Amount and Payment Terms

      As additional consideration for the AdValiant Class A, the Shareholders agree to repay $185,000 of funds advanced by Commodore Factors to AdValiant and $57,000 of expenses incurred by DGI in the transaction. Payment is to be made as follows:

      (a)   With respect to the funds advanced:

      (i)   $5,000 plus $1,850 of interest on the date hereof;

      (ii) On the tenth of each month commencing February 2006 and continuing through and including January 2009, $5,000 plus 30 days interest as calculated in accordance with the Advance Note on the balance outstanding after the last principal payment was made.

      (b)   With respect to the expenses incurred:

      (i)   $1,545 on the date hereof;

      (i) On the tenth of each month commencing February 2006 and continuing through and including December 2008, $1,545 and a final payment of $1,380 on January 10, 2009.


Section 3.02 The Advance Note and the Expense Note

      The obligation to repay the balance of the advance shall be evidenced by the Shareholders' joint note (the "Advance Note") in the amount of $180,000 executed concurrently herewith. The obligation to repay the balance of the expenses shall be evidenced by Shareholders' joint note (the "Expense Note") in the amount of $55,460 executed concurrently herewith.

Section 3.03 Receivables Pledged and Accounts Payable

      (a) A complete list of all AdValiant or AdValiant USA invoices which have been pledged to Commodore Factors as of the date hereof is attached as
Schedule 3.03(a).

      (b) A complete list of all AdValiant and AdValiant USA accounts payable known to DGI which were incurred between July 1, 2005 and the date hereof is attached as Schedule 3.03(b).

      (c) DGI represents and warrants that the above schedules are true, complete, and accurate to the best of its knowledge after reasonable inquiry.

      (d) AdValiant shall pay all the AdValiant invoices listed in Schedule 3.03(b) in accordance with their terms. AdValiant and the Shareholders, in accordance with Section 3.03(e), shall jointly hold AdValiant USA and its parent and their officers, directors, employees, and agents harmless from and against, and reimburse AdValiant USA with respect to, any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees and costs, incurred by it by reason of, or arising out of defending against, settling, or paying any invoice listed in Schedule 3.03(b).

      (e)   If a claim  for which  indemnification  may be  sought  pursuant  to
Section 3.03 (d) against the other party is asserted, the party entitled to indemnification hereunder shall (i) promptly give notice to the other party stating the nature and basis of the claim, including a description in reasonable detail of facts giving rise to the claim and (if known) the amount of the claim,
(ii) give reasonable access to all books, records and documents relevant to that claim and (iii) shall thereafter permit the other to participate at the other's sole expense in the negotiation and settlement of that claim and to join in or assume the defense of any legal action arising there from with counsel selected by the other and reasonably satisfactory to the indemnified party. Either party may implead the other in any action that is subject to the indemnities in Sections 3.03(c) and (d)

      (f) Notwithstanding the foregoing, all liability under this section shall end on December 31, 2006. No claim for indemnification or offset shall be permitted with respect to any claim made by a third party against either AdValiant or AdValiant USA after that date.

                       ARTICLE IV - CONTINUING ACTIVITIES

Section 4.01 Factoring

      After the date hereof, no additional AdValiant accounts receivable shall be pledged to Commodore Factors. All receivables outstanding shall be paid to DGI for transfer to Commodore Factors in the normal course of business. After the presently pledged receivables are paid in full, DGI shall use its best efforts to obtain the release of Peter Bordes from his guarantee of DGI's obligations to Commodore Factors. Upon the execution hereof, DGI shall provide a list of the then pledged receivables not included in Schedule 3.03(a). For the purpose of this section, amounts due from Noave shall not be included in the pledged receivables, but shall be treated in accordance with Section 4.03.

Section 4.02 AdVario and Adialogin

      The parties agree that AdVario is owned by AdValiant and the Adialogin is owned by DGI.

Section 4.03 Noave, 4MyChild, and HealthExpo


      All invoices due from Noave, 4MyChild, and HealthExpo shall be paid to DGI. DGI agrees that one half of any funds from Noave, 4MyChild, and HealthExpo received after the date hereof shall be applied to the prepayment first of the Expense Note and then of the Advance Note.

Section 4.04 Further Actions

      (a) The Parties agree, in order to perfect the return of the DGI Preferred Voting Shares and the cancellation of the AdValiant Exchangeable Shares and to otherwise accomplish the purpose of this Agreement, to execute all documents and take all other action as any Party may reasonably request, whether at or after the execution hereof, as may be reasonably necessary or proper to allow the Parties to receive the full benefits of this Agreement.

      (b) The Parties further agree to make any changes to any document executed in connection with this Agreement and the merger reversed hereby to correct or remedy any deficiencies with respect to corporate law or other issues.

      (c) The Parties shall exchange General Releases excepting only the Notes.

      (d) Promptly after the DGI Voting Preferred Shares are cancelled, DGI shall close the AdValiant bank account in Toronto Dominion Bank. At that time, all unused checks shall be sent to the Shareholders.

      (e) Promptly after the execution hereof, all AdValiant accounting records, financial statements, bank statements, expense records, and other documents and reports relating to AdValiant's business shall be sent to the Shareholders.





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

      IN ORDER TO INDICATE THEIR INTENTION TO BE BOUND BY THE TERMS HEREOF, the Parties hereto have either executed this Agreement or caused it to be duly executed by their respective duly authorized officers as of the date first above written.

DGI AND ADVALIANT USA

DIALOG GROUP, INC. AND ADVALIANT USA, INC.
(F/K/A ADVALIANT ACQUISITION, INC.)


By: /s/ Peter V. DeCrescenzo
    -------------------------------------
    Peter V. DeCrescenzo, President


THE SHAREHOLDERS:                                      ADVALIANT

    Empire Media, Inc.                               AdValiant Inc.

By: /s/ Peter Bordes                        By: /s/ Peter Bordes
    ----------------------------------          --------------------------------
    Peter Bordes                                Peter Bordes, President


    /s/ Matt Wise
    ----------------------------------
    Matt Wise


    /s/ Jivan Manhas
    ----------------------------------
    Jivan Manhas


THE TRUSTEE:

    Empire Media, Inc.

By: /s/ Peter Bordes
    ----------------------------------
    Peter Bordes


THE ESCROW AGENT

    /s/ Mark Alan Siegel
    ----------------------------------
    Mark Alan Siegel